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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): July 10, 2007


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                       000-31149                  95-4040623
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


6053 West Century Boulevard, 11th Floor
        Los Angeles, California                         90045-6438
(Address of principal executive offices)                (Zip Code)


                                 (310) 342-5000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02       Results of Operations and Financial Condition.

     On July 10, 2007, California Pizza Kitchen, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter ended July 1, 2007. A copy of the Company's press release is attached hereto as Exhibit 99.1. The information in this Item 2.02 and the exhibit hereto are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01       Financial Statements and Exhibits.

(d)             Exhibits:

99.1            Press release, dated July 10, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 10, 2007                           California Pizza Kitchen, Inc.
                                        a Delaware corporation

                                        By: /s/ Richard L. Rosenfield
                                            ------------------------------------
                                            Co-Chairman of the Board, Co-Chief
                                            Executive Officer, and Co-President

                                        By: /s/ Larry S. Flax
                                            ------------------------------------
                                            Co-Chairman of the Board, Co-Chief
                                            Executive Officer, and Co-President


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EXHIBIT INDEX

Exhibit No.             Description
-----------     ---------------------------

99.1            Press release, dated July 10, 2007.